Exhibit 4.1

MicroStrategy IncorporatedCLASS ACOMMON STOCKTHIS CERTIFIES THATINCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARECLASS ACOMMON STOCKCUSIP 594972 40 8SEE REVERSE FOR CERTAIN DEFINITIONSIS THE OWNER OFFULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK, $.001 PAR VALUE OFMicroStrategy Incorporatedtransferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Articles of Incorporation and By-Laws of the Corporation each as from time to time amended, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.DATED: •SECRETARYSEALCHAIRMAN OF THE BOARD

MicroStrategy IncorporatedA FULL STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OROTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS ORRESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS (THE “STATEMENT OF RIGHTS AND PREFERENCES”) OF THESHARES OF EACH SUCH SERIES OR CLASS OF STOCK IS SET FORTH IN THE AMENDED AND RESTATED CERTIFICATE OFINCORPORATION OF THE CORPORATION, AS AMENDED OR RESTATED, ON FILE IN THE OFFICE OF THE SECRETARY OFSTATE OF DELAWARE. THE CORPORATION WILL FURNISH COPIES OF THE STATEMENT OF RIGHTS AND PREFERENCES TOTHE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE CORPORATION AT ITSPRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.Keep this certificate in a safe place. If it is lost, stolen ordestroyed, the Corporation will require a bond of indemnity as acondition to the issuance of a replacement certificate.The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they werewritten out in full according to applicable laws or regulations:TEN COM – as tenants in common UNIF GIFT MIN ACT – ____________ Custodian ____________(Cust) (Minor)TEN ENT – as tenants by the entireties under Uniform Gifts to MinorsJT TEN – as joint tenants with right of survivorship Act ________________________________and not as tenants in common (State)Additional abbreviations may also be used though not in the above list.For value received, _____________ hereby sell, assign and transfer unto(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)sharesof the capital stock represented by the within Certificate, and do herebyirrevocably constitute and appointAttorneyto transfer the said stock on the books of the within-named Corporationwith full power of substitution in the premises.Dated __________________________NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OFTHE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.ByTHE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and LoanAssociations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TOSEC RULE 17Ad-15.